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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) July 12, 2001


                             FOREST OIL CORPORATION
               (Exact name of registrant as specified in charter)


       New York                    1-13515                       25-0484900
 (State or other juris-          (Commission                   (IRS Employer
diction of incorporation)        file number)                Identification No.)


       2200 Colorado State Bank Building, 1600 Broadway, Denver, CO 80202
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (303) 812-1400

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ITEM 5. OTHER EVENTS.

     On July 12, 2001, the registrant announced that Richard G. "Gus" Zepernick, Jr., its President and Chief Operating Officer, will resign at the end of the month to pursue personal interests.

     For information regarding this item, please refer to Exhibit 99.1 hereto, which is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c)  Exhibits

          (99.1) Forest Oil Corporation press release dated July 12, 2001, announcing resignation of President and Chief Operating Officer.


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        FOREST OIL CORPORATION
                                           (Registrant)



Dated: July 13, 2001                    By /s/ Joan C. Sonnen
                                           ---------------------------------
                                           Joan C. Sonnen
                                           Vice President - Controller and
                                           Chief Accounting Officer